UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2019

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111
(Address of Principal Executive Offices, including Zip Code)

(720) 479-3500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective October 16, 2019, Barry Volpert was appointed to the board of directors (the “Board”) of WideOpenWest, Inc. (the “Company”), as class II director, who will serve until the 2022 annual general meeting.

Barry Volpert co-founded Crestview in 2004 and is a partner and the CEO, as well as the chairman of the Investment Committee. He specializes in complex and contrarian investment themes arising out of major dislocations or restructurings. Barry retired as a partner of Goldman Sachs in 2003, where he spent 18 years as a co-founder and ultimately co-COO of the global private equity business. Among his responsibilities at Goldman Sachs, Barry led the international private equity business while based in London for six years and founded the mezzanine fund business. Barry is currently a director of Industrial Media, Oxbow Carbon and Venerable Holdings and was previously a director of Key Safety Systems, Lancashire and ValueOptions. He also serves as a member of the Dean’s Advisory Board at Harvard Law School, is a member of the Robert F. Kennedy Human Rights board of directors and an elected council member of the Sagaponack Village Erosion Control District. Barry received a J.D., magna cum laude, from Harvard Law School, where he was an editor of the Law Review. He received an M.B.A., with high distinction, from Harvard Business School, where he was a Baker Scholar. Barry received an A.B., summa cum laude, from Amherst College, where he was elected to Phi Beta Kappa.  Mr. Volpert was appointed as a Crestview board designee pursuant to that certain Stockholders’ Agreement dated as of May 24, 2017 by and among the Company and the investors named therein, the form of which was filed as Exhibit 10.20 to the Company’s Form S-1/A filed with the Securities and Exchange Commission on May 15, 2017.

Mr. Volpert will be entitled to receive for his services the compensation applicable to all of the Company’s non-employee directors, consisting of annual retainer fees and long-term equity awards.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release Dated October 22, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC.

Date: October 22, 2019	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

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